Exhibit 99.1

Media Contact	Investor Contact
Joe Bass	Samantha W. Tyagi
615-743-8219	404-364-2715
joe.bass@pnfp.com	samantha.tyagi@synovus.com

Pinnacle Financial Partners announces earnings for second quarter 2026

Diluted earnings per share of $2.07 versus $2.00 in 2Q25
Adjusted diluted earnings per share of $2.50 versus $2.00 in 2Q25

ATLANTA, July 22, 2026 - Pinnacle Financial Partners, Inc. (NYSE: PNFP) today reported financial results for the quarter ended June 30, 2026. Net income available to common shareholders was $313 million, or $2.07 per diluted share in second quarter 2026. Excluding merger-related expenses, investment securities losses and certain other items, adjusted net income available to common shareholders was $379 million, or $2.50 per diluted share.

“The Pinnacle model is working. Our second quarter results prove it scales with discipline intact, delivering outsized growth in loans and earnings per share without compromising the culture and client connections that set this firm apart. One year since our merger announcement, we're picking up speed, attracting top talent and deepening our client relationships. The team is executing, and with meaningful work still ahead, I am confident our strategy will continue to deliver, today, next quarter and over the long term,” said Pinnacle President and CEO Kevin Blair.

Second Quarter 2026 Performance
•The merger of Pinnacle Financial Partners, Inc. (“Pinnacle” or “legacy Pinnacle”) and Synovus Financial Corp. (“Synovus”) closed on Jan. 1, 2026. Reported results for Pinnacle reflect the combined organization in second quarter 2026 and first quarter 2026 and legacy Pinnacle in prior periods, unless stated otherwise. Year-over-year comparisons are significantly impacted by the merger given the magnitude of the acquired balance sheet and the effect of purchase accounting. Prior periods’ consolidated financial statements are reclassified whenever necessary to conform to the current periods’ presentation.

•Our hiring efforts remain very successful and consistent. Pinnacle added 74 experienced revenue producers during the second quarter, compared to 50 in first quarter 2026 and a combined 65 in the prior-year period.
•Period-end loans were $88.1 billion at June 30, 2026 up $2.9 billion or 3% from the prior quarter. The majority of the loan growth was in commercial and industrial credits and was diverse by geography and supported by specialty lending.
•Period-end deposits were $100.9 billion, up $795 million or 1% from the prior quarter. Second quarter deposit growth reflects Pinnacle’s historical seasonal growth pattern.
•Net interest income grew 2% to $956 million in second quarter 2026. On a linked-quarter basis, the net margin declined 9 basis points to 3.44%, driven primarily by first quarter non-recurring items, modest pressure from lower SOFR rates on loan yields, and incremental wholesale funding reliance due to deposit seasonality.
•Non-interest revenue was $247 million in second quarter 2026. Excluding investment securities losses and certain other items, adjusted non-interest revenue was $270 million. Linked-quarter adjusted non-interest revenue declined $12 million from the first quarter, driven by a decrease in income from our equity-method investment in BHG which was the result of an intentional shift in placement strategy by BHG during the quarter.
•Non-interest expense was $721 million in second quarter 2026. Excluding merger-related expense and certain other items, adjusted non-interest expense was $662 million, down 2% on a linked-quarter basis, as realized merger synergies and lower personnel costs more than offset continued investments in revenue producers and technology. The efficiency ratio-TE was 59.4% in second quarter 2026, while the adjusted tangible efficiency ratio was 49.8%.
•Credit performance remained strong. The non-performing asset ratio was 0.50% at period-end compared to 0.58% in the prior quarter. The second quarter 2026 net charge-off ratio was 0.22%, which was in line with expectations and compares to 0.23% in first quarter 2026. Provision for credit losses was $63 million in second quarter 2026. The allowance for credit losses ratio (to loans) was 1.17%, while the allowance coverage of non-performing loans was 248.18%. The change in the allowance quarter-over-quarter was driven largely by loan growth offset in part by a decline in reserves for individually analyzed credits.
•The preliminary Common Equity Tier 1 (CET1) ratio ended second quarter 2026 at 9.93%, up from 9.81% in the first quarter.

Second Quarter 2026 Summary

	Reported			Adjusted
(dollars in millions)	2Q26	1Q26	2Q25	2Q26	1Q26	2Q25
Net income available to common shareholders	$313	$135	$155	$379	$363	$155
Diluted earnings per share	2.07	0.89	2.00	2.50	2.39	2.00
Total revenue	1,203	1,217	505	1,238	1,229	518
Total loans	88,076	85,197	37,105	NA	NA	NA
Total deposits	100,898	100,103	45,022	NA	NA	NA
Return on avg assets(1)	1.06%	0.50%	1.18%	1.27%	1.26%	1.18%
Return on avg common equity(1)	9.01	3.96	9.72	10.90	10.65	9.72
Return on avg tangible common equity(1)	14.89	7.58	13.84	17.70	17.69	13.84
Net interest margin(2)	3.44	3.53	3.23	NA	NA	NA
Efficiency ratio-TE(2)(3)	59.4	77.4	55.2	49.8	51.3	54.9
NCO ratio-QTD	0.22	0.23	0.20	NA	NA	NA
NPA ratio	0.50	0.58	0.44	NA	NA	NA
CET1 ratio(4)	9.93	9.81	10.70	NA	NA	NA
(1) Annualized
(2) Taxable equivalent
(3) Adjusted tangible efficiency ratio
(4) Current period ratio preliminary
NA - not applicable
Balance Sheet

Loans*

(dollars in millions)	2Q26	1Q26	Linked Quarter Change	Linked Quarter % Change
Commercial & industrial	$51,115	$48,197	$2,918	6%
Commercial real estate	23,595	23,760	(165)	(1)
Consumer	13,366	13,240	126	1
Total loans	$88,076	$85,197	$2,879	3%

*Amounts may not total due to rounding.

Deposits*

(dollars in millions)	2Q26	1Q26	Linked Quarter Change	Linked Quarter % Change	2Q25	Year/Year Change	Year/Year % Change
Non-interest-bearing DDA	$20,657	$20,388	$269	1%	$8,663	$11,994	138%
Interest-bearing DDA	28,708	30,666	(1,958)	(6)	14,301	14,407	101
Money market	36,343	34,008	2,335	7	16,329	20,014	123
Savings	1,784	1,865	(81)	(4)	788	996	126
Time deposits	13,406	13,176	230	2	4,941	8,465	171
Total deposits	$100,898	$100,103	$795	1%	$45,022	$55,876	124%

*Amounts may not total due to rounding and prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

Income Statement Summary**

(in millions, except per share data, share count in thousands)	2Q26	1Q26	Linked Quarter Change	Linked Quarter % Change	2Q25	Year/Year Change	Year/Year % Change
Net interest income	$956	$933	$23	2%	$380	$575	151%
Non-interest revenue	247	284	(37)	(13)	125	122	97
Non-interest expense	721	952	(231)	(24)	286	435	152
Provision for (reversal of) credit losses	63	76	(13)	(17)	24	39	160
Income before taxes	$419	$189	$230	121	$195	$223	114
Income tax expense (benefit)	91	39	52	133	36	56	156
Net income	328	150	177	118	159	167	104
Less: Preferred stock dividends	15	15	—	(1)	4	11	290
Net income available to common shareholders	$313	$135	$178	131%	$155	$157	101%
Weighted average common shares outstanding, diluted	151,468	151,471	(3)	—	77,277	74,191	96%
Diluted earnings per share	$2.07	$0.89	$1.18	133	$2.00	$0.07	4
Adjusted diluted earnings per share	2.50	2.39	0.11	5	2.00	0.50	25
Effective tax rate	21.7%	20.6%			18.5%
**    Amounts may not total due to rounding and changes are calculated using unrounded amounts and may differ from calculations based on rounded figures. Additionally prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

Second Quarter 2026 Earnings Webcast and Conference Call
Pinnacle will host a conference call and webcast to discuss second quarter 2026 earnings results with an accompanying slide presentation at 8 a.m. ET on July 23, 2026. Shareholders and other interested parties may listen to this conference call via simultaneous internet broadcast at investors.pnfp.com/events-presentations. Participants may also access the conference call at 888-506-0062 using the code 175220. The replay will be archived for at least 12 months and will be available approximately one hour after the call.

Pinnacle Financial Partners, Inc. (“Pinnacle”) is a $129.1 billion asset regional bank which provides a full range of banking, investment, trust, mortgage and insurance products and services for commercial and consumer clients who want a comprehensive relationship with their financial institution. The firm joined forces with Synovus on Jan. 1, 2026, bringing together more than 160 years of combined banking service. Pinnacle is the largest bank headquartered in Tennessee and the largest bank holding company headquartered in Georgia. The firm is No. 1 in deposit market share in the Nashville MSA and No. 4 in the Atlanta MSA with offices in Tennessee, Georgia, Florida, North Carolina, South Carolina, Alabama, Kentucky, Virginia and Maryland (based on June 30, 2025 FDIC market share data).

Pinnacle is an employer of choice for financial services professionals. The firm is No. 12 in FORTUNE magazine’s 2026 list of 100 Best Companies to Work For® in the U.S., its tenth consecutive appearance. Pinnacle was also recognized by American Banker as No. 4 among America’s Best Banks to Work For in 2025, its 13th consecutive year on the list, and No. 1 among banks with more than $10 billion in assets.

Forward-Looking Statements
This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Pinnacle’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Pinnacle’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding the anticipated benefits and risks related to the recently-completed business combination with Synovus Financial Corp., our future operating and financial performance; expectations on our intended strategies, initiatives, and other operational and execution goals; expectations on credit quality and performance; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Pinnacle to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Pinnacle’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Pinnacle’s ability to control or predict.
These forward-looking statements are based upon information presently known to management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Pinnacle's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Pinnacle's quarterly reports on Form 10-Q, current reports on Form 8-K and other filings and reports filed with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED
INCOME STATEMENT DATA

	Six Months Ended June 30,

(In millions, except per share data, share count in thousands)	2026	2025	'26 vs '25
			% Change

Interest income	$3,082	$1,365	126%
Interest expense	1,193	619	93

Net interest income	1,889	746	153
Provision for (reversal of) credit losses	139	41	237

Net interest income after provision for credit losses	1,750	705	148

Non-interest revenue:
Core banking fees	184	64	186
Wealth management revenue	169	65	160
Income from equity method investment	55	46	18
Capital markets income	36	6	482
Income from bank-owned life insurance	39	23	70
Investment securities gains (losses), net	(26)	(13)	109
Total loan sales and servicing	19	12	59
Other non-interest revenue	55	18	206

Total non-interest revenue	531	221	139

Non-interest expense:
Salaries and other personnel expense	774	351	120
Net occupancy, equipment, and software expense	199	86	130
Amortization of intangibles	94	3	nm
FDIC insurance and other regulatory fees	43	18	133
Merger-related expense	326	—	nm
Other operating expenses	237	103	131

Total non-interest expense	1,673	561	198

Income before income taxes	608	365	66
Income tax expense	130	66	97

Net income	478	299	59

Less: Preferred stock dividends	30	8	291

Net income available to common shareholders	$448	$291	53%

Net income per common share, basic	$2.97	$3.79	(22)%

Net income per common share, diluted	2.96	3.77	(21)

Cash dividends declared per common share	1.00	0.48	108

Return on average assets *	0.79%	1.13%	(34)	bps
Return on average common equity *	6.51	9.26	nm

Weighted average common shares outstanding, basic	151,051	76,809	97%
Weighted average common shares outstanding, diluted	151,470	77,212	96

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding and percentage changes are calculated using unrounded amounts and may differ from calculations based on rounded figures.
Prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED
INCOME STATEMENT DATA

	2026		2025	Second Quarter

(In millions, except per share data, share count in thousands)	Second Quarter	First Quarter	Second Quarter	'26 vs '25
				% Change

Interest income	$1,568	1,514	695	125%
Interest expense	612	581	315	94

Net interest income	956	933	380	151
Provision for (reversal of) credit losses	63	76	24	160

Net interest income after provision for credit losses	893	857	356	151

Non-interest revenue:
Core banking fees	93	91	32	189
Wealth management revenue	85	84	32	163
Income from equity method investment	24	31	26	(8)
Capital markets income	18	18	4	403
Total loan sales and servicing	9	10	6	65
Income from bank-owned life insurance	19	20	13	45
Investment securities gains (losses), net	(29)	3	—	nm
Other non-interest revenue	28	27	12	129

Total non-interest revenue	247	284	125	97

Non-interest expense:
Salaries and other personnel expense	378	396	180	110
Net occupancy, equipment, and software expense	102	97	44	133
Amortization of intangibles	46	48	1	nm
FDIC insurance and other regulatory fees	20	23	8	167
Merger-related expense	51	275	—	nm
Other operating expenses	124	113	53	132

Total non-interest expense	721	952	286	152

Income before income taxes	419	189	195	114
Income tax expense	91	39	36	156

Net income	328	150	159	104

Less: Preferred stock dividends	15	15	4	290

Net income available to common shareholders	$313	135	155	101%

Per share information:
Net income per common share, basic	$2.07	0.89	2.01	3%

Net income per common share, diluted	2.07	0.89	2.00	4

Cash dividends declared per common share	0.50	0.50	0.24	108

Return on average assets *	1.06%	0.50%	1.18%	(12)	bps
Return on average common equity *	9.01	3.96	9.72	(71)	bps

Weighted average common shares outstanding, basic	151,104	150,998	76,891	97%
Weighted average common shares outstanding, diluted	151,468	151,471	77,277	96

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding and percentage changes are calculated using unrounded amounts and may differ from calculations based on rounded figures.
Prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS – UNAUDITED

	June 30, 2026	December 31, 2025	June 30, 2025
(In millions)

ASSETS
Cash and due from banks	$648	$359	$377
Federal funds sold, securities purchased under resale agreements, and interest earning deposits with banks	7,003	3,206	2,612
Cash, cash equivalents, and restricted cash	7,651	3,565	2,989

Investment securities held to maturity, net	2,448	2,591	2,688
Investment securities available for sale	18,153	6,567	6,379
Loans held for sale (includes $42 million at fair value as of Jun 30, 2026)	651	97	211

Loans, net of deferred fees and costs	88,076	39,154	37,105
Allowance for loan losses	(956)	(442)	(422)
Loans, net	87,120	38,712	36,683

Premises, equipment, and software, net	903	352	333
Cash surrender value of bank-owned life insurance	2,200	1,223	1,199
Goodwill	3,479	1,849	1,849
Core deposits and other intangible assets, net	1,045	30	19
Other assets	5,405	2,720	2,451
Total assets	$129,055	$57,706	$54,801

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$20,657	$9,051	$8,663
Interest-bearing deposits	80,241	38,350	36,359

Total deposits	100,898	47,401	45,022

Federal funds purchased and securities sold under repurchase agreements	850	316	258
FHLB advances and other borrowings	10,253	2,205	2,202
Other liabilities	2,226	740	682
Total liabilities	114,227	50,662	48,164

Equity:
Shareholders' equity:
Preferred stock — no par value per share, liquidation preference 225 million non-cumulative perpetual preferred stock
Authorized — 110 million shares at Jun 30, 2026 and 10 million shares at both Dec 31, 2025 and Jun 30, 2025
Issued and outstanding —22 million shares at Jun 30, 2026, and 225,000 shares at both Dec 31, 2025 and Jun 30, 2025	781	217	217
Common stock — $1.00 par value
Authorized — 360 million shares at Jun 30, 2026 and 180 million shares authorized at both Dec 31, 2025 and Jun 30, 2025
Issued and outstanding — 151 million shares at Jun 30, 2026 and 78 million shares at both Dec 31, 2025 and Jun 30, 2025	151	78	78
Additional paid-in capital	10,120	3,144	3,131
Accumulated other comprehensive income (loss), net	(247)	(123)	(218)
Retained earnings	4,023	3,728	3,429
Total equity	14,828	7,044	6,637
Total liabilities and equity	$129,055	$57,706	$54,801

Amounts may not total due to rounding prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Second Quarter 2026			Second Quarter 2025
(Dollars in millions)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Loans, net of deferred fees and costs(1)(2)	$86,406	$1,317	6.11%	$36,968	$578	6.26%
Tax-exempt securities(2)(3)	2,536	26	4.03	3,361	32	3.87
Taxable securities(3)	17,720	187	4.22	5,625	67	4.78
Interest-earning deposits with banks	4,975	41	3.30	2,524	26	4.20
Federal funds sold and securities purchased under resale agreements	128	1	5.14	77	2	10.97
Other earning assets(4)	902	8	3.68	253	3	5.16
Total interest earning assets	112,667	1,580	5.62	48,808	708	5.82

Goodwill	3,479			1,849
Core deposits and other intangible assets, net	1,069			21
Other assets(5)	6,972			3,146
Total assets	$124,187			$53,824
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$30,025	$188	2.51%	$14,221	$115	3.23%
Money market accounts	34,383	229	2.67	16,024	124	3.09
Savings deposits	1,813	2	0.35	792	1	0.43
Time deposits	13,371	115	3.46	4,710	45	3.88
Total interest-bearing deposits	79,592	534	2.69	35,747	285	3.19
Federal funds purchased and securities sold under repurchase agreements	343	1	1.51	256	1	1.92
FHLB advances and other borrowings	6,505	77	4.72	2,266	29	5.21
Total interest-bearing liabilities	86,440	612	2.84	38,269	315	3.30
Non-interest-bearing demand deposits	20,686			8,487
Other liabilities	2,339			466
Total equity	14,722			6,602
Total liabilities and equity	$124,187			$53,824
Net interest income and net interest margin, taxable equivalent (2)(6)		$968	3.44%		$393	3.23%
Less: taxable-equivalent adjustment		12			13
Net interest income		$956			$380

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: Second Quarter 2026 — $22 million, and Second Quarter 2025 — $10 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and securities to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes loans held for sale, trading account assets, and FHLB and Federal Reserve Bank Stock.
(5)As a result of the merger, during the first quarter 2026, certain immaterial changes were made to integrate the presentation of the legacy banks' yield on investment securities, which included presenting average unrealized losses on investment securities available for sale of $(263) million as a component of other assets for the Second Quarter 2026.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent (TE) by average total interest earning assets.
Amounts may not total due to rounding and yield/rates are calculated using unrounded amounts and may differ from calculations based on rounded figures.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Six Months Ended June 30,
	2026			2025
(Dollars in millions)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Loans, net of deferred fees and costs(1)(2)	$85,056	$2,583	6.12%	$36,507	$1,134	6.25%
Tax-exempt securities(2)(3)	2,938	60	4.01	3,305	62	3.82
Taxable securities(3)	16,785	358	4.26	5,530	129	4.70
Interest-earning deposits with banks	5,098	88	3.49	2,584	55	4.32
Federal funds sold and securities purchased under resale agreements	138	4	5.64	68	4	11.13
Other earning assets(4)	805	15	3.84	254	7	5.11
Total interest earning assets	110,820	$3,108	5.65%	48,248	$1,391	5.81%

Goodwill	3,529			1,849
Core deposits and other intangible assets, net	1,074			21
Other assets(5)	7,302			3,060
Total assets	$122,725			$53,178
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$30,012	$374	2.51%	$14,179	$226	3.22%
Money market accounts	33,889	443	2.63	15,784	242	3.09
Savings deposits	1,821	3	0.37	798	2	0.44
Time deposits	13,516	235	3.50	4,521	88	3.94
Total interest-bearing deposits	79,238	1,055	2.68	35,282	558	3.19
Federal funds purchased and securities sold under repurchase agreements	344	2	1.49	243	2	1.86
FHLB advances and other borrowings	5,619	136	4.87	2,286	59	6.23
Total interest-bearing liabilities	85,201	1,193	2.82	37,811	619	3.30
Non-interest-bearing demand deposits	20,479			8,347
Other liabilities	2,390			461
Total equity	14,655			6,559
Total liabilities and equity	$122,725			$53,178
Net interest income and net interest margin, taxable equivalent (2)(6)		$1,915	3.48%		$772	3.22%
Less: taxable-equivalent adjustment		26			26
Net interest income		$1,889			$746

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: 2026 — $37 million and 2025 — $20 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and securities to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes loans held for sale, trading account assets, and FHLB and Federal Reserve Bank Stock.
(5)As a result of the merger, during the first quarter 2026, certain immaterial changes were made to integrate the presentation of the legacy banks' yield on investment securities, which included presenting average unrealized losses on investment securities available for sale of $(181) million as a component of other assets during 2026.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent (TE) by average total interest earning assets.
Amounts may not total due to rounding and yield/rates are calculated using unrounded amounts and may differ from calculations based on rounded figures.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter
(Dollars in millions)

Loan Type	June 30, 2026	March 31, 2026	% Change
Commercial, Financial, and Agricultural	$36,676	$34,151	7%
Owner-Occupied	14,439	14,046	3
Total Commercial & Industrial	51,115	48,197	6
Multi-Family	6,592	7,073	(7)
Hotels	2,528	2,554	(1)
Office Buildings	2,684	2,759	(3)
Retail	3,658	3,356	9
Warehouse/Industrial	3,294	3,101	6
Other Investment Property	1,991	2,045	(3)
Total Investment Properties	20,747	20,888	(1)
1-4 Family Construction	772	769	—
1-4 Family Investment Mortgage	1,145	1,166	(2)
Total 1-4 Family Properties	1,917	1,935	(1)
Commercial Development	271	293	(8)
Residential Development	255	377	(32)
Land Acquisition	405	267	52
Land and Development	931	937	(1)
Total Commercial Real Estate	23,595	23,760	(1)
Consumer Mortgages	8,459	8,234	3
Home Equity	3,002	3,157	(5)
Credit Cards	236	227	4
Other Consumer Loans	1,669	1,622	3
Total Consumer	13,366	13,240	1
Total	$88,076	$85,197	3%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter
(Dollars in millions)

Loan Type	June 30, 2026	March 31, 2026	% Change
Commercial, Financial, and Agricultural	$138	$174	(21)%
Owner-Occupied	69	74	(7)
Total Commercial & Industrial	207	248	(17)
Multi-Family	35	35	—
Office Buildings	35	34	3
Shopping Centers	2	2	—
Other Investment Property	50	50	—
Total Investment Properties	122	121	1
1-4 Family Construction	1	1	—
1-4 Family Investment Mortgage	1	4	(75)
Total 1-4 Family Properties	2	5	(60)
Land and Development	—	—	nm
Total Commercial Real Estate	124	126	(2)
Consumer Mortgages	64	61	5
Home Equity	16	17	(6)
Other Consumer Loans	4	7	(43)
Total Consumer	84	85	(1)
Total	$415	$459	(10)%
nm - not meaningful
Amounts may not total due to rounding.
Prior periods' consolidated financial statements are reclassified whenever necessary to conform to the current periods' presentation.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES

CREDIT QUALITY DATA
(Unaudited)
(Dollars in millions)	2026		2025	Second Quarter

	Second	First	Second	'26 vs '25
	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$415	459	157	164%
Other Real Estate and Other Assets	29	32	5	480

Non-performing Assets (NPAs)	444	491	162	174

Allowance for Loan Losses (ALL)	956	942	422	127
Reserve for Unfunded Commitments	73	72	13	462

Allowance for Credit Losses (ACL)	1,029	1,014	435	137

Net Charge-Offs - Quarter	48	49	19
Net Charge-Offs - YTD	97	49	33
Net Charge-Offs / Average Loans - Quarter (1)	0.22%	0.23	0.20
Net Charge-Offs / Average Loans - YTD (1)	0.23	0.23	0.18
NPLs / Loans	0.47	0.54	0.42
NPAs / Loans, ORE and specific other assets	0.50	0.58	0.44
ACL/Loans	1.17	1.19	1.17
ALL/Loans	1.09	1.11	1.14

ACL/NPLs	248.18	221.03	277.05
ALL/NPLs	230.52	205.21	268.58

Past Due Loans over 90 days and Still Accruing	$9	8	5	80
As a Percentage of Loans Outstanding	0.01%	0.01	0.01

Total Past Due Loans and Still Accruing	$127	117	53	140
As a Percentage of Loans Outstanding	0.14%	0.14	0.14

(1) Ratio is annualized.
Amounts may not total due to rounding.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in millions)
	June 30, 2026	December 31, 2025

Common Equity Tier 1 Capital Ratio	9.93%	10.88
Tier 1 Capital Ratio	10.71	11.34
Total Risk-Based Capital Ratio	12.35	12.97
Tier 1 Leverage Ratio	8.95	9.57
Total Equity as a Percentage of Total Assets	11.49	12.21
Tangible Common Equity Ratio (2)	7.65	8.86
Book Value Per Common Share (3)	92.96	87.90
Tangible Book Value Per Common Share (4)	63.02	63.71

(1) Current quarter regulatory capital information is preliminary.
(2) See "Non-GAAP Financial Measures" for applicable reconciliation.
(3) Book Value Per Common Share consists of Total Equity less Preferred Stock divided by total common shares outstanding.
(4) Tangible Book Value Per Common Share consists of Total Equity less Preferred Stock and less the carrying value of goodwill and other intangible assets divided by total common shares outstanding.

Non-GAAP Financial Measures

The measures entitled adjusted non-interest revenue, non-interest expense; adjusted revenue taxable equivalent (TE); adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); adjusted return on average assets; adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average common equity; return on average tangible common equity; adjusted return on average tangible common equity; tangible common equity ratio; and tangible book value per common share are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The most comparable GAAP measures to these measures are total non-interest revenue; total non-interest expense; total revenue; efficiency ratio-TE; PPNR; return on average assets; net income available to common shareholders; diluted earnings per share; return on average common equity; the ratio of total shareholders' equity to total assets and book value per common share, respectively.

Management believes that these non-GAAP financial measures provide meaningful additional information about Pinnacle to assist management and investors in evaluating its operating results, financial strength, the performance of its business, and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted non-interest revenue and adjusted revenue (TE) are measures used by management to evaluate non-interest revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted net income available to common shareholders, adjusted net income per common share, diluted, adjusted return on average assets and adjusted return on average common equity are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Pinnacle’s performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. The tangible common equity ratio is used by stakeholders to assess our capital position. Tangible book value per common share is used by stakeholders to assess our financial stability and value. The computations of these measures are set forth in the tables below.

Reconciliation of Non-GAAP Financial Measures

(dollars in millions)	2Q26	1Q26	2Q25

Adjusted non-interest revenue
Total non-interest revenue	$247	$284	$125
Investment securities (gains) losses, net	29	(3)	—
Fair value adjustment on non-qualified deferred compensation	(6)	1	—
Adjusted non-interest revenue	$270	$282	$125

Adjusted non-interest expense
Total non-interest expense	$721	$952	$286
Merger-related expense	(51)	(275)	—
Valuation adjustment to Visa derivative	(2)	(1)	—
Fair value adjustment on non-qualified deferred compensation	(6)	1	—
Adjusted non-interest expense	$662	$677	$286

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in millions)	2Q26	1Q26	2Q25
Adjusted revenue (TE) and tangible efficiency ratio
Adjusted non-interest expense	$662	$677	$286
Amortization of intangibles	(46)	(48)	(1)
Adjusted tangible non-interest expense	$616	$629	$285

Net interest income	$956	$933	$380
Tax equivalent adjustment	12	14	13
Net interest income (TE)	968	947	393

Net interest income	$956	$933	$380
Total non-interest revenue	247	284	125
Total revenue	$1,203	$1,217	$505
Tax equivalent adjustment	12	14	13
Total TE revenue	1,215	1,231	518
Investment securities losses (gains), net	29	(3)	—
Fair value adjustment on non-qualified deferred compensation	(6)	1	—
Adjusted revenue (TE)	$1,238	$1,229	$518
Efficiency ratio-TE (1)	59.4%	77.4%	55.2%
Adjusted tangible efficiency ratio (1)	49.8	51.3	54.9

Adjusted pre-provision net revenue
Net interest income	$956	$933	$380
Total non-interest revenue	247	284	125
Total non-interest expense	(721)	(952)	(286)
Pre-provision net revenue (PPNR)	$482	$265	$219

Adjusted revenue (TE)	$1,238	$1,229	$518
Adjusted non-interest expense	(662)	(677)	(286)
Adjusted PPNR	$576	$552	$232

(1) Amounts have been calculated using whole dollar values and amounts may not total due to rounding.

Reconciliation of Non-GAAP Financial Measures, continued

(In millions, except per share data, share count in thousands)	2Q26	1Q26	2Q25
Adjusted return on average assets (annualized)
Net income	$328	$150	$159
Valuation adjustment to Visa derivative	2	1	—
Investment securities losses (gains), net	29	(3)	—
Merger-related expense (1)	51	275	—
Tax effect of adjustments (2)	(16)	(45)	—
Adjusted net income	$394	$378	$159
Net income annualized (3)	$1,316	$608	$638
Adjusted net income annualized (3)	$1,580	$1,531	$638
Total average assets	$124,187	$121,247	$53,824
Return on average assets (annualized) (3)	1.06%	0.50%	1.18%
Adjusted return on average assets (annualized) (3)	1.27	1.26	1.18

Adjusted net income available to common shareholders and adjusted diluted earnings per share
Net income available to common shareholders	$313	$135	$155
Valuation adjustment to Visa derivative	2	1	—
Investment securities losses (gains), net	29	(3)	—
Merger-related expense (1)	51	275	—
Tax effect of adjustments (2)	(16)	(45)	—
Adjusted net income available to common shareholders	$379	$363	$155
Weighted average common shares outstanding, diluted	151,468	151,471	77,277
Diluted earnings per share (3)	$2.07	$0.89	$2.00
Adjusted diluted earnings per share (3)	2.50	2.39	2.00
(1) A portion of this item was non-taxable.
(2) A blended tax rate of 16.4% was applied to merger-related expense which takes into consideration the deductibility and non-deductibility of certain merger-related expense items for tax purposes and an assumed 24% marginal rate was applied to all other adjusted items for 2026. For 2025 an assumed marginal tax rate of 25% was applied.

(3) Amounts have been calculated using whole dollar values.
Amounts may not total due to rounding

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in millions)	2Q26	1Q26	2Q25
Adjusted return on average common equity, return on average tangible common equity, and adjusted return on average tangible common equity (annualized)
Net income available to common shareholders	$313	$135	$155
Valuation adjustment to Visa derivative	2	1	—
Investment securities losses (gains), net	29	(3)	—
Merger-related expense (1)	51	275	—
Tax effect of adjustments (2)	(16)	(45)	—
Adjusted net income available to common shareholders	$379	$363	$155

Adjusted net income available to common shareholders annualized (3)	$1,520	$1,471	$622
Amortization of intangibles, tax effected, annualized (2)(3)	142	147	4
Adjusted net income available to common shareholders excluding amortization of intangibles annualized (3)	$1,662	$1,618	$626

Net income available to common shareholders annualized (3)	$1,255	$546	$622
Amortization of intangibles, tax effected, annualized (2)	142	147	4
Net income available to common shareholders excluding amortization of intangibles annualized (3)	$1,397	$693	$626

Total average shareholders' equity less preferred stock	$13,941	$13,805	$6,385
Average goodwill	(3,479)	(3,583)	(1,849)
Average other intangible assets, net	(1,069)	(1,079)	(21)
Total average tangible shareholders' equity less preferred stock	$9,393	$9,143	$4,515
Return on average common equity (annualized) (3)	9.01%	3.96%	9.72%
Adjusted return on average common equity (annualized) (3)	10.90	10.65	9.72
Return on average tangible common equity (annualized) (3)	14.89	7.58	13.84
Adjusted return on average tangible common equity (annualized) (3)	17.70	17.69	13.84

(1) A portion of this item was non-taxable.
(2) A blended tax rate of 16.4% was applied to merger-related expense which takes into consideration the deductibility and non-deductibility of certain merger-related expense items for tax purposes and an assumed 24% marginal rate was applied to all other adjusted items for 2026. For 2025 an assumed marginal tax rate of 25% was applied.

(3) Amounts have been calculated using whole dollar values.
Amounts may not total due to rounding.

(In millions, except per share data, share count in thousands)	June 30, 2026	December 31, 2025	June 30, 2025

Tangible common equity ratio
Total assets	$129,055	$57,706	$54,801
Goodwill	(3,479)	(1,849)	(1,849)
Core deposits and other intangible assets, net	(1,045)	(30)	(19)
Tangible assets	$124,531	$55,827	$52,933

Total equity	$14,828	$7,044	$6,637
Goodwill	(3,479)	(1,849)	(1,849)
Core deposits and other intangible assets, net	(1,045)	(30)	(19)
Preferred Stock, no par value	(781)	(217)	(217)
Tangible common equity	$9,523	$4,948	$4,552
Total equity to total assets ratio (1)	11.49%	12.21%	12.11%
Tangible common equity ratio (1)	7.65	8.86	8.60

Tangible common equity	$9,523	$4,948	$4,552
Common shares outstanding	151,111	77,662	77,548
Book value per common share (1)	$92.96	87.90	82.79
Tangible book value per common share (1)	$63.02	$63.71	$58.70

(1) Amounts have been calculated using whole dollar values and may not total due to rounding.